UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The adjourned 2011 Annual Meeting of Shareholders of India Globalization Capital, Inc. (the “Company”) held on December 28, 2011, was reconvened on December 30, 2011.

At the end of the December 30, 2011 meeting, the Company announced that the shareholders approved the proposal to issue 31,500,000 Common Shares to HK Ironman in exchange for 100% of the common stock of HK Ironman; the proposal to elect Mr. Danny Qing Chang as one member of IGC’s Board of Directors to hold office as a Class A director for a period to expire at IGC’s 2014 annual meeting of stockholders; and the proposal to issue 3,150,000 Common Shares to executive officers and directors of HK Ironman and IGC subject to 12-month vesting upon the completion of 12 months of service following the closings of the acquisition. All of the three proposals were approved having received each more than the required 50% of the 20,960,433 shares of the Company’s common stock issued and outstanding as of December 8, 2011.

The matters submitted to the shareholders at the reconvened meeting, and the voting results thereof, are as follows:

Proposal 1
Share Issuance Proposal
Proposal for the approval of the issuance of 31,500,000 Common Shares to HK Ironman in exchange for 100% of the common stock of HK Ironman.

As of December 28, 2011, the voting results were as follows:

Votes for	7,952,414
Votes against	108,033

The foregoing amounted to approximately 37.94% of the total number of outstanding shares having been cast in favor of the Share Issuance Proposal.

The voting results as of the date of the reconvening of the shareholders on December 30, 2011 were:

Votes for	10,855,010
Votes against	229,495

The foregoing amounted to approximately 51.79% of the total number of outstanding shares having been cast in favor of the Share Issuance Proposal.

Proposal 2
Election of Director Proposal
Proposal to elect Mr. Danny Qing Chang as one member of IGC’s Board of Directors to hold office as a Class A director for a period to expire at IGC’s 2014 annual meeting of stockholders, depending upon and subject to the approval of the Share Issuance Proposal above.

As of December 28, 2011, the voting results were as follows:

Votes for	7,995,023
Withhold Authority for Nominee	0

The foregoing amounted to approximately 38.14% of the total number of outstanding shares having been cast in favor of the Election of Director Proposal.

The voting results as of the date of the reconvening of the shareholders on December 30, 2011 were:

Votes for	10,897,619
Withhold Authority for Nominee	0

The foregoing amounted to approximately 51.99% of the total number of outstanding shares having been cast in favor of the Election of Director Proposal.

Proposal 3
The Compensation Proposal
Proposal for the approval of the issuance of 3,150,000 Common Shares to executive officers and directors of HK Ironman and IGC subject to 12-month vesting upon the completion of 12 months of service following the closings of the acquisition.

As of December 28, 2011, the voting results were as follows:

Votes for	7,841,683
Votes against	1,530,064

The foregoing amounted to approximately 37.41% of the total number of outstanding shares having been cast in favor of the Compensation Proposal.

The voting results as of the date of the reconvening of the shareholders on December 30, 2011 were:

Votes for	10,715,979
Votes against	364,375

The foregoing amounted to approximately 51.12% of the total number of outstanding shares having been cast in favor of the Compensation Proposal.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

                      99.1 Press Release dated December 30, 2011

 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: December 30, 2011	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

99.1 Press Release dated December 30, 2011